                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 17, 1999

                    SECURITY FIRST TECHNOLOGIES CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           DELAWARE                   000-24931              58-2395199
 ----------------------------        -----------            -------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)

           3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
           -----------------------------------------------------------
                   (Address of principal executive offices)

     Registrant's telephone number, including area code: (404) 812-6300
                                                         --------------

                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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ITEM 5.     OTHER EVENTS.

            On May 17, 1999, Security First Technologies Corporation ("S1") announced transactions with Intuit Inc. ("Intuit"), Edify Corporation ("Edify") and FICS Group N.V. ("FICS"). The press releases related to those transactions are attached at Exhibits 99.1 and 99.2, and incorporated by reference herein. On May 17, 1999, management of S1, Edify and FICS held a conference call with securities analysts relating to the proposed transactions. The related analyst presentation is filed at Exhibit 99.3 hereto and is incorporated by reference herein.

            In the Intuit transaction, S1 and Intuit, including its affiliates, announced that the companies entered into a strategic alliance to deliver on-line personal financial software and services to financial institutions. S1 and Intuit also entered into a Stock Purchase and Option Agreement pursuant to which Intuit agreed to purchase 970,813 shares of S1 common stock for $50.0 million, and S1 granted an option for as many as 5,429,187 additional shares if the Edify and FICS transactions close by March 31, 2000. The Stock Purchase and Option Agreement is filed at Exhibit 10.1 hereto and is incorporated by reference herein.

            In the FICS transaction, S1 entered into a Share Purchase Agreement pursuant to which a S1 Belgian subsidiary will acquire from the FICS stockholders all of the capital stock of FICS. S1 also entered into a Stock Purchase Agreement pursuant to which the stock and option holders of S1 will acquire up to 20,000,000 shares of S1 common stock. The FICS transaction is subject to any applicable regulatory filings and notices, as well as approval by the stockholders of S1, customary closing conditions and the ability of S1 to complete an underwritten offering of a limited number of shares of S1 for sale by FICS's largest stockholder. The acquisition of FICS by the Belgian subsidiary of S1 also is subject to the subsidiary obtaining financing for the acquisition. The Share Purchase Agreement and the Stock Purchase Agreement are filed at Exhibits 2.1 and 10.2, respectively, and incorporated by reference herein.

            In the Edify transaction, S1 entered into an Agreement and Plan of Merger (the "Merger Agreement") by which S1 will acquire Edify in a stock-for-stock exchange (the "Merger"). The Merger is subject to applicable stockholder approvals of both S1 and Edify and any required regulatory filings and notices, as well as customary closing conditions. Edify also granted to S1 a stock option for newly issued shares of Edify stock (the "Option Agreement"). The Merger Agreement and the Option Agreement are filed at Exhibits 2.2 and 2.3, respectively, and incorporated by reference herein.


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits.

      Exhibit
      No.         Description
      2.1         Share Purchase Agreement by and among S1 Europe Holdings N.V.
                  (a Belgian corporation in the process of incorporation,
                  represented by Security First Technologies Corporation) and the stockholders of FICS Group N.V., and for the limited
                  purposes stated therein Security First Technologies
                  corporation and FICS Group N.V. dated as of May 16, 1999

      2.2         Agreement and Plan of Merger by and among Security First
                  Technologies Corporation, Sahara Strategy Corporation and
                  Edify Corporation dated as of May 16, 1999

      2.3         Option Agreement dated as of May 16, 1999 between Edify
                  Corporation and Security First Technologies Corporation

      10.1        Stock Purchase and Option Agreement by and between Security
                  First Technologies Corporation and Intuit, Inc. dated as of
                  May 16, 1999

      10.2        Stock Purchase Agreement by and among Security First
                  Technologies Corporation, the Individuals identified on
                  Schedule 1 thereto and FICS Group N.V. dated as of May 16,
                  1999

      99.1        Press Release dated May 17, 1999

      99.2        Press Release dated May 17, 1999

      99.3        Analyst Presentation dated May 17, 1999

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        SECURITY FIRST TECHNOLOGIES CORPORATION
                        ---------------------------------------
                        (Registrant)

                        /s/ Robert F. Stockwell
                        -------------------------------------
                        Robert F. Stockwell
                        Chief Financial Officer and Treasurer

Date: May 18, 1999

                               Index to Exhibits

      Exhibit
      No.         Description
      2.1         Share Purchase Agreement by and among S1 Europe Holdings N.V.
                  (a Belgian corporation in the process of incorporation,
                  represented by Security First Technologies Corporation) and the stockholders of FICS Group N.V., and for the limited
                  purposes stated therein Security First Technologies
                  corporation and FICS Group N.V. dated as of May 16, 1999

      2.2         Agreement and Plan of Merger by and among Security First
                  Technologies Corporation, Sahara Strategy Corporation and
                  Edify Corporation dated as of May 16, 1999

      2.3         Option Agreement dated as of May 16, 1999 between Edify
                  Corporation and Security First Technologies Corporation

      10.1        Stock Purchase and Option Agreement by and between Security
                  First Technologies Corporation and Intuit, Inc. dated as of
                  May 16, 1999

      10.2        Stock Purchase Agreement by and among Security First
                  Technologies Corporation, the Individuals identified on
                  Schedule 1 thereto and FICS Group N.V. dated as of May 16,
                  1999

      99.1        Press Release dated May 17, 1999

      99.2        Press Release dated May 17, 1999

      99.3        Analyst Presentation dated May 17, 1999